Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17 – SUBSEQUENT EVENTS

A.	Investment in Rail Vision

On March 13, 2019 Rail Vision and Knorr-Bremse Systeme für Schienenfahrzeuge GmbH, an affiliate of Knorr-Bremse AG (Frankfurt: KBX), a global market leader for braking systems and a leading supplier of other rail and commercial vehicle subsystems, (“KB”) signed an agreement whereby KB will invest USD 10,000 in Rail Vision in consideration of an issuance of an aggregate number of 40,984 Ordinary Shares of Rail Vision, at a price per share equal to USD 244 (the “PPS”) representing a post investment valuation of approximately USD 47,000, reflecting 21.34% of the Company’s issued and outstanding capital. KB have also been issued an aggregate of 14,903 warrants to purchase up to 14,903 of Rail Vision’s Ordinary Shares at an exercise price per share equal to the PPS.

According to the agreement, the consideration for the investment should be transferred to Rail Vision in two installments, USD 5,000 was transferred at the first closing date on March 14, 2019 and an additional USD 5,000 will be transferred six months after.

Following the first closing date of the KB investment, the Company’s holdings in Rail Vision amounted to 29.19% (and 27.53% on a fully diluted basis).

B.	Eye-Net incorporation

On May 17, 2018, the Company, through its subsidiary Foresight Automotive, incorporated Eye-Net Mobile Ltd. (“Eye-Net”), in order to spin off the activities dedicated to the design and development of V2X (vehicle-to-everything) cellular-based accident prevention solutions (the “Activity”). Under the terms of the transaction, Foresight Automotive will transfer to Eye-Net, without any consideration, all of its rights and intellectual property rights related to the Activity, including all employees related to the Activity. The spin off was completed on January 1, 2019.

C.	On January 27, 2019, the Company entered into a development agreement for manufacturing and engineering consulting services, and an investment agreement with RH Electronics Ltd (“RH”). According to the agreement, RH, will purchase approximately 1% of Foresight’s issued and outstanding Ordinary Shares for a total consideration of USD 1,000 at a price per ADS of approximately USD 4.08 (reflecting the price of NIS 3.00 per ordinary share). As of the date of this report the company issued 665,999 Ordinary Shares.

D.	Warrants B and F terms change

During March and May 2016, the Company issued warrants to purchase 11,781,552 Warrants B out of which (i) warrants to purchase 9,752,984 Ordinary Shares were to expire on February 28, 2019, and (ii) warrants to purchase 2,028,568 Ordinary Shares will expire on May 16, 2019.

In addition, during March and April 2017, the Company issued 19,033,159 Warrants F, out of which (i) warrants to purchase 12,296,976 Ordinary Shares will expire on March 28, 2019, and (ii) warrants to purchase 6,736,183 Ordinary Shares will expire on April 23, 2019.

On February 18, 2019, the Company resolved to extend the expiration date of Warrants B and Warrants F to December 31, 2019, and, subject to the warrant holders consent, to change the exercise price of Warrants B from NIS 4.00 to USD 1.08.

E.	On March 19, 2019, the Company raised USD 6,150 (gross) through a public offering of its ADSs. The Company issued a total of 4,100,000 ADSs (20,500,000 Ordinary Shares) at USD 1.5 per ADS. In addition, the Company has granted the underwriters a 45-day option to purchase up to additional 500,000 ADSs to cover over-allotments, if any, at the public offering price, less the underwriting discounts and commissions.

In accordance with ASC 855 “Subsequent Events” the Company evaluated subsequent events through the date the consolidated financial statements were issued. The Company concluded that no other subsequent events have occurred that would require recognition or disclosure in the consolidated financial statements.